Exhibit 10.5

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]”

and has been filed separately with the Securities and Exchange Commission pursuant to a

Confidential Treatment Application filed with the Commission

Statement of Work #

TerreStar Antenna Feasibility Study

This Statement of Work #      (“SOW”) is made this      day of November 2008 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Networks Inc. (“TerreStar” or “TSN”) for the development of 15 EB reference phones with the integrated [***] antenna., and is governed by the Master Development and Licensing Agreement dated August, 2007 (“Agreement”)

1	Introduction

This SOW defines the scope of technical work to be performed by EB for the development of [***] EB reference phones, and integration of those phones with antennas developed by [***] Ltd. (“[***]”).

2	Project Overview

The main objective of this work is to successfully integrate this [***] antenna into EB and TSN’s reference design handset and perform antenna testing. The secondary objective is to support [***] transmit and receive antenna design, development and validation work for TSN’s S-band to provide satellite usage performance that meets or exceeds specified objectives. The final objective of this work is to document antenna and handset level guidance for design and implementation for industrialization into a wide variety of products.

3	Period of Performance

It is expected that this work will extend for a period of approximately [***] months. Officially starting on or around [***] and targeted to be completed on or around [***]. There will be break on work, while waiting for [***] phone.

4	Schedule

High Level Project Schedule:

This development and delivery schedule for this work will be reviewed and mutually agreed. A high level overview of the schedule is below.

EB Antenna SOW V3 TSN 8-13-08 26 August 2008	Page 1 of 7

Table 1 Schedule for [***]

Milestones	Target Date
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Table 2 Schedule for FF1 Rev 2
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]

EB Antenna SOW V3 TSN 8-13-08 26 August 2008	Page 2 of 7

5	TerreStar Furnished Items

The following items must be delivered by TSN in order for EB to provide the deliverables set for in Section 6 below. The items listed in this Section 5 are considered to be TerreStar Furnished Items and Third Party Contributions, as defined in the Agreement:

1)	Overall project management

2)	Simulation and test results of the antenna element

3)	Full [***] antenna in device evaluation

4)	Mechanical specifications of the antenna (dimensions, weight, connections points and etc.)

5)	Design guidance for antenna integration and position into StarGate FF1 prototype

6)	Normal technical support to EB to assist in device level design and testing (daily communication, possible on-site support)

7)	[***] Antenna assembly (element + coaxial cable) samples and assembly for the manufactured prototypes (This allows for placement of [***] handset upfront, [***] spare antennas and [***] extra antennas for future HW rounds)

8)	The target antennas shall be center Transmit frequency of [***] and target center Receive frequency of [***]

9)	Antenna tuning work for all manufactured antennas

10)	Documented antenna level specifications for design and implementation, including capability of industrialization.

6	EB Deliverables

EB will provide the following deliverables to TSN:

[***]

7	Project dependencies and assumptions

The following table lists some but not all of the project dependencies and assumptions. These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB Deliverables. Dependencies are indicated with a D and Assumptions with an A.

EB Antenna SOW V3 TSN 8-13-08 26 August 2008	Page 3 of 7

Item #	Category	Description
1.	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

8	Place of Performance and Delivery Terms

EB will perform the development work on its premises in Oulu / Finland. If EB delivers physical sample deliverables to [***], at [***] premises in the [***], EB is responsible for obtaining all government approvals necessary to transfer deliverables between the countries in which EB and [***] are doing the work in. All physical sample deliverables will be shipped DDP to TSN’s premises in Reston, VA.

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9	Acceptance of Deliverables

As set forth in Section 5.1 of the Agreement, TSN will notify EB of its acceptance or rejection of the Deliverables within the thirty (30) day Acceptance Period. See the Project schedule in Section 4 in this SOW.

10	Pricing and Payment

EB project work will be carried out as a T&M Project. EB currently estimates that [***] work will require [***]) man months to complete. For [***] estimates work will require [***]) man months to complete. Billing, payment and other terms and conditions shall be according to the current EB and TSN Master Development and Licensing Agreement

10.1	Pricing

EB will perform the Services set forth in the SOW on a time and materials basis:

Phase	Description	Hourly Rate		Estimated Hours	Total
[***]	[***]	$	[***]	[***]	$	[***]
[***]	[***]	$	[***]	[***]	$	[***]
[***]	[***]	$	[***]	[***]	$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
	[***]				$	[***]

			Not to Exceed Amount:		$	[***]

Phase	[***]	Hourly Rate		Estimated Hours	[***]
[***]	[***]	$	[***]	[***]	$	[***]
[***]	[***]	$	[***]	[***]	$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
[***]	[***]				$	[***]
			Not to Exceed Amount:		$	[***]

10.2 Invoicing. EB may invoice TSN once per month for hours worked the previous month, as set forth in Section 2.1.4 of the Agreement.

10.3 Payment. TSN will pay all undisputed amounts within thirty (30) days of receipt of EB’s invoice, as set forth in Section 2.1.4 of the Agreement.

EB Antenna SOW V3 TSN 8-13-08 26 August 2008	Page 5 of 7

11	Project Management and Third Party Coordination

TSN and EB shall each appoint an individual “Program/Project Manager”, who shall, together with the other Party’s Program Managers, serve as the Program Steering Group. The Program Steering Group will make decisions on the execution of the SOW in relation to the day-to-day aspects of the project.

Items that can not be addressed or decided in the Program Steering Group will be taken to EMOC for decisions. The Program Steering Group shall provide a monthly status report to the EMOC.

TSN is responsible for coordinating between EB and [***]. In the event that a dispute arises between EB and [***], TSN will provide the final resolution to any such dispute, and EB agrees to be bound by TSN’s decision.

12	Programming Steering Group

	TerreStar		Elektrobit		[***]
	Technical	Business	Technical	Business	Technical	Business
Name	[***]	[***]	[***]	[***]	[***]	[***]

13	Intellectual Property Rights

Intellectual Property Rights to EB deliverables are governed by the Terms and Conditions of the Agreement. EB and TerreStar will jointly own all Intellectual Property Rights to all Deliverables excluding all Third Party Contributions to the Deliverables. Further, EB shall not acquire any Intellectual Property Rights in any TERRESTAR Furnished Items. TSN grants EB the right to use the TERRESTAR Furnished Items, for the purposes of providing the Services under this SOW.

EB Antenna SOW V3 TSN 8-13-08 26 August 2008	Page 6 of 7

IN WITNESS WHEROF the parties hereto have caused this Statement of Work to be executed by their respective duly authorized representatives as of the last date written below (the “Effective Date”).

TerreStar Networks Inc.		Elektrobit Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Vesa Raudaskoski
Name:	Jeffrey W. Epstein	Name:	Vesa Raudaskoski
Title:	President	Title:	President
Date:	December 23, 2008	Date:	January 2, 2009

EB Antenna SOW V3 TSN 8-13-08 26 August 2008	Page 7 of 7